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                                                            EXHIBIT 10.27


                         ADVANCED FIBRE COMMUNICATIONS, INC.
                           NOTICE OF GRANT OF STOCK OPTION


         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Advanced Fibre Communications, Inc. (the "Corporation"):

         OPTIONEE:_____________________________________________________________

         GRANT DATE:___________________________________________________________

         VESTING COMMENCEMENT DATE:  __________________________________________

         EXERCISE PRICE:  $ _________________________________________ per share

         NUMBER OF OPTION SHARES: ______________________________________ shares

         EXPIRATION DATE: ______________________________________________________

         TYPE OF OPTION:        ___ Incentive Stock Option
                                ___ Non-Statutory Stock Option

         EXERCISE SCHEDULE: The Option shall become exercisable with respect to twenty five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the forty-eight (48) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Advanced Fibre Communications, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

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         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED: ___________________, 199__


                                  ADVANCED FIBRE
                                  COMMUNICATIONS, INC.


                                  By:________________________________________

                                  Title:_____________________________________



                                  -------------------------------------------
                                  OPTIONEE


                                  Address:___________________________________


                                  -------------------------------------------








ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                      2
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                                      EXHIBIT A


                                STOCK OPTION AGREEMENT





























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                                      EXHIBIT B


                             PLAN SUMMARY AND PROSPECTUS